                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 March 1, 1998


                            SCOPUS TECHNOLOGY, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                   California
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                 (State or other jurisdiction of incorporation)


          000-26948                                 94-3134998
-----------------------------          --------------------------------------
    (Commission File No.)               (IRS Employer Identification Number)


                         1900 Powell Street, Suite 700
                          Emeryville, California 94608
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                    (Address of Principal Executive Offices)



                                 (510) 597-5800
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              (Registrant's Telephone Number, Including Area Code)

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

Item 5.   Other Events
          ------------

     Pursuant to an Agreement and Plan of Merger and Reorganization dated March 1, 1998 (the "Merger Agreement") among Scopus Technology, Inc., a California
              ----------------
corporation ("Scopus"), Siebel Systems, Inc. a Delaware corporation ("Siebel") and Syracuse Acquisition Sub, Inc., a California corporation and a wholly-owned subsidiary of Siebel ("Merger Sub"), and subject to the conditions set forth
                       ----------
therein (including approval by stockholders of Siebel and Scopus), Merger Sub will be merged with and into Scopus (the "Merger"), with each share of Scopus
                                          ------
common stock, $0.001 par value per share ("Scopus Common Stock"), being
                                          -------------------
converted into the right to receive 0.36405 shares of common stock, par value $0.001 per share, of Siebel ("Siebel Common Stock") (as adjusted for any stock split, stock dividend, reverse stock split, reclassification, capitalization or other similar transaction) (the "Exchange Ratio"). After giving effect to the 100% dividend on Siebel Common Stock to be paid on March 20, 1998, the Exchange Ratio would be 0.7281. In addition, Siebel will assume all options outstanding under Scopus' 1991 Stock Option Plan and the Director Stock Option Plan. In accordance with the terms of the Merger Agreement, Siebel and Scopus will mutually agree as to the treatment of Scopus' Employee Stock Purchase
Plan prior to the Effective Time (as defined below).

     At the effective time of the Merger (the "Effective Time"), the separate
                                               --------------
existence of Merger Sub will cease and Scopus will continue as the surviving corporation and as a wholly-owned subsidiary of Siebel ("Surviving
                                                         ---------
Corporation"). The officers and directors of the Surviving Corporation after the Effective Time shall be as mutually determined by Scopus and Siebel prior to the Effective Time and shall serve as the officers and directors of the Surviving Corporation until their respective successors are elected and qualified or duly appointed, as the case may be. The Articles of Incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to the Articles of Incorporation of Merger Sub as in effect immediately prior to the Effective Time; provided, however, that at the
                                         --------  -------
Effective Time the Articles of Incorporation of the Surviving Corporation shall be amended so that the name of the Surviving Corporation shall be Scopus Technology, Inc. The Bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to the Bylaws of Merger Sub as in effect immediately prior to the Effective Time.

     Representations, Warranties, Covenants and Closing Conditions.  The Merger
     -------------------------------------------------------------
Agreement contains customary representations and warranties on the part of Scopus and Siebel, and the consummation of the Merger is subject to customary closing conditions, including, without limitation, approval by the stockholders of Scopus and Siebel, regulatory approval, and the occurrence of no material adverse effect with respect to a party. The Merger Agreement also contains covenants regarding the activities of Scopus and Siebel prior to the earlier of the Effective Time and the termination of the Merger Agreement. Scopus has agreed to conduct its business in the ordinary course, in a commercially reasonable manner and in compliance with applicable laws. In addition, a number of corporate actions by Scopus during the period pending the closing of the Merger require Siebel's approval, including borrowings, capital expenditures and stock option grants above specified minimums. Siebel has agreed not to take, without Scopus' prior written consent, certain actions, such as payment of extraordinary dividends or other distributions to stockholders, if

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they would be materially adverse to the shareholders of Scopus compared to the stockholders of Siebel.

     Termination of the Merger Agreement.  The Merger Agreement may be
     -----------------------------------
terminated prior to the Effective Time, whether before or after approval of the Merger by the stockholders of Siebel and the shareholders of Scopus: (i) by mutual written consent of the Boards of Directors of Siebel and Scopus; (ii) subject to certain exceptions, by either Siebel or Scopus if the Merger shall not have been consummated by September 1, 1998; (iii) by either Siebel or Scopus in connection with certain legal or governmental actions having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; (iv) subject to certain limitations, by Siebel or Scopus if the Scopus Special Meeting shall have been held and the Merger Agreement and the Merger shall not have been approved by the necessary vote of the Scopus shareholders; (v) by Siebel or Scopus if (at any time prior to the approval and adoption of the Merger Agreement and approval of the Merger by the Scopus shareholders) a "Triggering Event" (as defined in Merger Agreement) shall have occurred (provided that Scopus shall not have the right to terminate on this basis until May 30, 1998); (vi) by Siebel or Scopus if (at any time prior to the approval and adoption of the Merger Agreement and approval of the Merger by the Scopus shareholders) a "Termination Event" (as defined in the Merger Agreement) shall have occurred (provided that Scopus shall not have the right to terminate on this basis until May 30, 1998); (vii) subject to certain limitations, by Siebel or Scopus if the Siebel Special Meeting shall have been held and the issuance of Siebel Common Stock in the Merger shall not have been approved by the necessary vote of the Siebel stockholders; (viii) by Siebel if Scopus' representations and warranties in the Merger Agreement shall be or become materially inaccurate or if any of Scopus' covenants in the Merger Agreement shall have been breached and not cured within the period required by the Merger Agreement; or (ix) by Scopus if Siebel's representations and warranties in the Merger Agreement shall be or become materially inaccurate or if any of Siebel's covenants in the Merger Agreement shall have been breached and not cured within the period required by the Merger Agreement.

     Voting Agreements.  As an inducement to Scopus to enter into the Merger
     -----------------
Agreement, each of Thomas M. Siebel, Thomas M. Siebel as Trustee under the Siebel Living Trust u/a/d 7/29/93, Siebel Asset Management, L.P., the Thomas and Stacey Siebel Foundation and First Virtual Capital, Inc. (individually, a "Siebel Voting Agreement Stockholder" and, collectively, the "Siebel Voting Agreement Stockholders") has entered into a Voting Agreement dated as of March 1, 1998 (individually, a "Siebel Voting Agreement" and, collectively, the "Siebel Voting Agreements") with Siebel and Scopus. The Siebel Voting Agreement Stockholders, who beneficially own an aggregate of 9,587,300 outstanding shares of Siebel Common Stock (representing approximately 26.32% of the shares of Siebel Common Stock as of February 4, 1998), have agreed that, prior to the Expiration Date (as defined in the Merger Agreement), they will vote their shares of Siebel Common Stock in favor of (i) the issuance of the shares of Siebel Common Stock to be issued in the Merger and (ii) each of the other actions contemplated by the Merger Agreement. They have also agreed, in certain instances, to require any party to whom their shares of Siebel Common Stock may be sold, pledged, granted an option to purchase, or otherwise transferred to execute a counterpart of the Siebel Voting Agreement and agree to hold such Siebel securities subject to all the terms and provisions of the Siebel Voting Agreements.

Scopus did not pay any additional consideration to any Siebel Voting Agreement Stockholder in connection with the execution and delivery of the Siebel Voting Agreements.

     As an inducement to Siebel to enter into the Merger Agreement, each of Ori
S. Sasson, General Atlantic Partners, L.P., General Atlantic Partners V, L.P., General Atlantic Partners 13, L.P., General Atlantic Partners 17, L.P. and A. Aaron Omid (individually, a "Scopus Voting Agreement Shareholder" and, collectively, the "Scopus Voting Agreement Shareholders") has entered into a Voting Agreement dated as of March 1, 1998 (individually, a "Scopus Voting Agreement" and, collectively, the "Scopus Voting Agreements") with Siebel. The Scopus Voting Agreement Shareholders, who beneficially own an aggregate of 5,257,000 outstanding shares of Scopus Common Stock (representing approximately 25.36% of the outstanding shares of Scopus Common Stock as of December 31, 1997), have agreed that, prior to the Expiration Date, they will vote their shares of Scopus Common Stock in favor of: (i) approval of the Merger; (ii) approval and adoption of the Merger Agreement; and (iii) each of the other actions contemplated by the Merger Agreement. The Scopus Voting Agreement Shareholders have also delivered to Siebel irrevocable proxies with respect to the matters covered by the Scopus Voting Agreements. In addition, subject to certain de minimis exceptions, the Scopus Voting Agreement Shareholders have agreed not to transfer any securities of Scopus owned by them ("Scopus Securities") unless and until the proposed transferee of such Scopus Securities shall have (i) executed a counterpart of the Scopus Voting Agreement and an irrevocable proxy and (ii) agreed to hold such Scopus Securities subject to all of the terms and provisions of the Scopus Voting Agreement.

     Stock Option Agreement.  Also as an inducement to Siebel to enter into the
     ----------------------
Merger Agreement, Scopus and Siebel entered into a Stock Option Agreement dated March 1, 1998 ("Stock Option Agreement") pursuant to which Scopus granted Siebel
                ----------------------
the right under certain conditions to purchase up to 3,493,879 shares of Scopus Common Stock (the "Options") at a purchase price of $20.00 per share (the "Option"). Subject to certain conditions, the option granted in the Stock
Option Agreement may be exercised, in whole or in part, on any one occasion, if a "Triggering Event" (as defined in the Merger Agreement) has occurred; provided, however, that in the event the Option becomes exercisable for this reason, the Option shall terminate upon the earliest to occur of: (i) the Effective Time of the Merger; (ii) 270 days after the first occurrence of a Triggering Event; and (iii) the valid termination of the Merger Agreement in accordance with its terms prior to the occurrence of a Triggering Event. In addition, if (i) the Scopus Special Meeting shall have been held and the Merger and the Merger Agreement shall not have been adopted and approved by the necessary vote of the Scopus shareholders, and (ii) following the date of the Merger Agreement and prior to the Scopus Special Meeting, an "Acquisition Proposal" (as defined in Merger Agreement) shall have been publicly announced; and (iii) on or prior to the first anniversary of the termination of the Merger Agreement, Siebel shall have entered into a definitive agreement providing for a Company Acquisition (as defined in the Merger Agreement) then the option granted in the Option Agreement may be exercised by Siebel, in whole or in part, on any one occasion and at any time following the date of such definitive agreement relating to a Company Acquisition (or the consummation of a Company Acquisition if there is no definitive agreement) and prior to the date

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

180 days following the date of such definitive agreement relating to a Company Acquisition (or 180 days after the consummation of a Company Acquisition if there is no definitive agreement).

     Siebel has agreed that in the event that the Option becomes exercisable and the Option or the Scopus Common Stock (or any rights therein) subject to the Option are sold, transferred or otherwise disposed of by Siebel at any time within the subsequent ten years, Siebel shall pay to Scopus the amount by which any "Proceeds" (as defined in the Stock Option Agreement) from such transaction exceeds the "Aggregate Cost Amount" (as defined in the Stock Option Agreement) of the Option or the Scopus Common Stock so transferred, as applicable (including interest on the aggregate purchase price of the Scopus Common Stock if Scopus Common Stock is transferred). In addition, during the 180 day period commencing with the date 270 days following the acquisition by Siebel of any Scopus Common Stock issuable pursuant to the Option, Scopus may repurchase such Scopus Common Stock at a price equal to the aggregate exercise price plus interest from the date such Scopus Common Stock was acquired. Scopus has also granted Siebel certain rights to require Scopus to register the Scopus Common Stock acquired pursuant to the Option under the Securities Act of 1933, as amended (the "Securities Act").

     Affiliate Agreements.  In connection with the Merger Agreement, Scopus has
     --------------------
covenanted to deliver to Siebel agreements ("Scopus Affiliate Agreements") executed by each person who is an "affiliate," as such term is defined in Rule 145 promulgated under the Securities Act, of Scopus (each a "Scopus Affiliate"), whereby each such Scopus Affiliate agrees not to effect any sale, transfer or other disposition of Siebel Common Stock received by such Scopus Affiliate in the Merger unless: (i) such sale, transfer or other disposition is made in conformity with the volume and other requirements of Rule 145 under the Securities Act, as evidenced by a broker's letter and a representation letter executed by the Scopus Affiliate (reasonably satisfactory in form and content to Siebel), each stating that such requirements have been met; (ii) legal counsel reasonably satisfactory to Siebel shall have advised Siebel in a written option letter (reasonably satisfactory in form and content to Siebel), upon which Siebel may rely, that such sale, transfer or other disposition will be exempt from registration under the Securities Act; (iii) such, sale transfer or other disposition is effected pursuant to an effective registration statement under the Securities Act; or (iv) an authorized representative of the Securities Exchange Commission (the "Commission") shall have rendered written advice to such Scopus Affiliate to the effect that the Commission would take no action, with respect to such proposed sale, transfer or other disposition, and a copy of such written advice and all other related communications with the Commission shall have been delivered to Siebel.

     In addition, so as to help ensure that the Merger will be treated as a pooling of interests for accounting and financial reporting purposes, the Scopus Affiliate Agreements provide that during the period contemplated by the Commission's Staff Accounting Bulletin Number 65 until the earlier of (i) Siebel's public announcement of financial results covering at least 30 days of combined operations of Siebel and Scopus or (ii) the Merger Agreement is terminated in accordance with its terms, no Scopus Affiliate shall sell, exchange, transfer, pledge, distribute or otherwise dispose of or grant any option, establish any "short" or put-equivalent position with respect to or enter into any similar transaction (through derivative's otherwise) intended or having the effect, directly or indirectly, to reduce such Scopus Affiliate's risk relative to: (i) any Scopus Common Stock (except pursuant to and upon consummation of the Merger); or (ii) any Siebel Common Stock received by such Scopus Affiliate in the Merger or upon exercise of options assumed by Siebel in the Merger. Provided certain conditions are met, the Scopus Affiliate Agreements provide for certain exceptions to the foregoing restrictions on transfer relating to: (i) certain de minimis transfers; (ii) transfers in payment of the exercise price of options to purchase Scopus Common Stock or Siebel Common Stock; (iii) charitable donations; or (iv) transfers to trusts established for the benefit of members of such Scopus Affiliate's family or gifts to members of such Scopus
Affiliate's family.

     Also in connection with the Merger Agreement, Siebel has covenanted to deliver to Scopus agreements ("Siebel Affiliate Agreements") executed by each person who is an "affiliate" of Siebel (each a "Siebel Affiliate") providing that, during the period contemplated by the Commission's Staff Accounting Bulletin Number 65 until the earlier of (i) Siebel's public announcement of financial results covering at least 30 days of combined operations of Siebel and Scopus or (ii) the Merger Agreement is terminated in accordance with its terms, no Siebel Affiliate shall, subject to certain exceptions, sell, exchange, transfer, pledge, distribute or otherwise dispose of or grant any option, establish any "short" or put-equivalent position with respect to or enter into any similar transaction (through derivative's or otherwise) intended or having the effect, directly or indirectly, to reduce such Siebel Affiliate's risk relative to any Siebel Common Stock. Provided certain conditions are met, the Siebel Affiliate Agreements provide for certain exceptions to the foregoing restrictions on transfer relating to : (i) certain de minimis transfers; (ii) transfers in payment of the exercise price of options to purchase Siebel
Common Stock; (iii) charitable donations; or (iv) transfers to trusts established for the benefit of members of such Siebel Affiliate's family or gifts to members of such Siebel Affiliate's family.

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

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (c)  Exhibit Number Description
          -------------- -----------

          2.1 Agreement and Plan of Merger and Reorganization dated March 1, 1998 by and among Siebel Systems, Inc., a Delaware corporation, Syracuse Acquisition Sub, Inc., a California corporation and wholly-owned subsidiary of Siebel Systems, Inc., and Scopus Technology, Inc. a California corporation.

          2.2 Form of Voting Agreement dated March 1, 1998 by and among Scopus Technology, Inc., a California corporation, Siebel Systems Inc., a Delaware Corporation and certain stockholders of Siebel.

          2.3 Form of Voting Agreement dated March 1, 1998 by and among Siebel Systems, Inc., a Delaware corporation, and certain shareholders of Scopus Technology, Inc., a California corporation.

          2.4 Form of Option Agreement dated March 1, 1998 by and between Siebel System, Inc., a Delaware corporation and Scopus Technology Inc., a California corporation.

          2.5 Form of Affiliate Agreement dated March 1, 1998 by and among Siebel Systems, Inc., a Delaware corporation, Scopus Technology, Inc., a California corporation and certain shareholders of Scopus.

          2.6 Form of Affiliate Agreement dated March 1, 1998 by and among Siebel Systems, Inc., a Delaware corporation, Scopus Technology, Inc., a California corporation and certain stockholders of Siebel.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNISON SOFTWARE, INC.


Dated:  March 13, 1998              By:  /s/ Michele L. Axelson
                                        -------------------------------
                                             Michele L. Axelson
                                             Senior Vice President and
                                             Chief Financial Officer

                                      -8-
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                                 EXHIBIT INDEX
                                 -------------


Exhibit Number      Description
--------------      -----------

     2.1 Agreement and Plan of Merger and Reorganization dated March 1, 1998 by and among Siebel Systems, Inc., a Delaware corporation, Syracuse Acquisition Sub, Inc., a California corporation and wholly-owned subsidiary of Siebel Systems, Inc., and Scopus Technology, Inc. a California corporation.

     2.2 Form of Voting Agreement dated March 1, 1998 by and among Scopus Technology, Inc., a California corporation, Siebel Systems Inc., a Delaware Corporation and certain stockholders of Siebel.

     2.3 Form of Voting Agreement dated March 1, 1998 by and among Siebel Systems, Inc., a Delaware corporation, and certain shareholders of Scopus Technology, Inc., a California corporation.

     2.4 Form of Option Agreement dated March 1, 1998 by and between Siebel System, Inc., a Delaware corporation and Scopus Technology Inc., a California corporation.

     2.5 Form of Affiliate Agreement dated March 1, 1998 by and among Siebel Systems, Inc., a Delaware corporation, Scopus Technology, Inc., a California corporation and certain shareholders of Scopus.

     2.6 Form of Affiliate Agreement dated March 1, 1998 by and among Siebel Systems, Inc., a Delaware corporation, Scopus Technology, Inc., a California corporation and certain stockholders of Siebel.

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